Exhibit — 99.1

Certification Pursuant to

18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report on Form 10-K of Milacron Inc., a Delaware corporation (the “Company”) for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer’s knowledge and belief, that:

1.) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2002.

By:	/s/ RONALD D. BROWN

Ronald D. Brown
Chairman and
Chief Executive Officer

Date: March 20, 2003

By:	/s/ ROBERT P. LIENESCH

Robert P. Lienesch
Vice President — Finance
and Chief Financial Officer

Date: March 20, 2003